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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------


                                    FORM 8-K

                         ------------------------------


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 6, 2002
                                                         ----------------


                             Paradigm Genetics, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)



    Delaware                        0-30365                      56-2047837
    --------                        -------                      ----------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


108 Alexander Drive, Research Triangle Park, North Carolina             27709
-----------------------------------------------------------             -----
           (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (919) 425-3000
                                                           --------------





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Item 5.   Other Events.
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          On November 6, 2002, the Registrant publicly disseminated a press release. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Paradigm Genetics, Inc.
                                           -----------------------
                                           (Registrant)



Date: November 12, 2002                    /s/ Heinrich Gugger
                                           -----------------------------------
                                           Heinrich Gugger
                                           President and Chief Executive Officer

Date: November 12, 2002                    /s/ Andrew L. Graham
                                           -----------------------------------
                                           Andrew L. Graham
                                           Chief Accounting Officer


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                                  EXHIBIT INDEX

Exhibit                                                               Sequential
Number                     Description                               Page Number
------                     -----------                               -----------

99.1                       The Registrant's Press Release            5
                           dated November 6, 2002












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